Rule 497(d)


                                    FT 5532
            Diversified High Income Closed-End Portfolio, Series 21

                          Supplement to the Prospectus


      Notwithstanding anything to the contrary in the Prospectus, the Estimated Net Annual Distribution per Unit for the first year has been revised to $.8304 and for subsequent years has been revised to $.8241.

June 26, 2015